COMMON STOCK                                                      COMMON STOCK
------------                                                      ------------
  NUMBER                                                             SHARES

VI

------------                                                      ------------

                                 [VESTCOM LOGO]

                          VESTCOM INTERNATIONAL, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR IN NEW YORK, NY                              CUSIP 924904 10 5
       WITHOUT PAR VALUE

    THIS CERTIFIES THAT




   IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                          VESTCOM INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Peter J. McLaughlin                             /s/ Joel Cartun

SECRETARY AND TREASURER                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       [VESTCOM INTERNATIONAL, INC. SEAL]



COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                            TRANSFER AGENT AND REGISTRAR

BY
                             AUTHORIZED SIGNATURE

---------------------------   -------------------------------------------------
AMERICAN BANK NOTE COMPANY    PRODUCTION COORDINATOR: TRICIA LUNA: 215-830-2197
  680 BLAIR MILL ROAD                       PROOF OF APRIL 16, 1997
   HORSHAM, PA 19044                      VESTCOM INTERNATIONAL, INC.
    (215) 657-3480                                H 49935fc
--------------------------    -------------------------------------------------
SALES: LETICIA TOGLIA:               OPERATOR:              KOSHY/eg
    212-557-9100
--------------------------    -------------------------------------------------
/NET/BANKNOTE/HOME52/V2%/                            REV. 1
Vestcominter49935%0/fc
--------------------------    -------------------------------------------------

        The Company will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series of the shares of capital stock of the Company authorized to be issued, so far as the same have been determined, and of the authority of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the office of the Secretary of the Company or to the Transfer Agent named on the face of this Certificate.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                     UNIF GIFT MIN ACT --                           Custodian
TEN ENT -- as tenants by the entireties                                  --------------------------          ---------------------
JT TEN  -- as joint tenants with right of                                         (Cust)                           (Minor)
           survivorship and not as tenants                               under Uniform Gifts to Minors
           in common                                                     Act
                                                                             -----------------------------------------------------
                                                                                                     (State)
                                                    UNIF TRF MIN ACT --                            Custodian (until age          )
                                                                             ---------------------                      ---------
                                                                                   (Cust)
                                                                                                           under Uniform Transfers
                                                                              -----------------------------
                                                                                   (Minor)
                                                                              to Minors Act
                                                                                            --------------------------------------
                                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                     ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------


---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------

                                X
                                  ----------------------------------------------

                                X
                                  ----------------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.





------------------------------------------------------------     -----------------------------------------------------------
               AMERICAN BANK NOTE COMPANY                            PRODUCTION COORDINATOR: TRICIA LUNA: 215-830-2197
                   680 BLAIR MILL ROAD                                           PROOF OF APRIL 16, 1997
                    HORSHAM, PA 19044                                          VESTCOM INTERNATIONAL, INC.
                     (215) 657-3480                                                      H 49935bk
------------------------------------------------------------     -----------------------------------------------------------
          SALES: LETICIA TOGLIA: 212-557-9100                             OPERATOR:                      KOSHY/eg
------------------------------------------------------------     -----------------------------------------------------------
     /NET/BANKNOTE/HOME52/V2%/Vestcominter49935%0/lc                                        REV. 1
------------------------------------------------------------     -----------------------------------------------------------